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                          SUPPLEMENT DATED MAY 1, 1998
                        TO PROSPECTUS DATED MAY 1, 1998

    On January 5, 1998, the Board of Directors of Provident Mutual Life Insurance Company ("Provident Mutual Life") approved and adopted a Plan of Conversion ("Plan") under which Provident Mutual Life would convert from a mutual life insurance company to a stock life insurance company ("Provfirst America Life Insurance Company") that is ultimately controlled by a mutual holding company. As a mutual life insurer, Provident Mutual Life is restricted in its ability to raise capital which is necessary to compete in the financial services industry. This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, Provfirst America Life Insurance Company would be a wholly owned subsidiary of a newly-formed stock holding company called Provfirst America Corporation. With the exception of a 1% ownership interest held by an Employee Stock Ownership Plan for the employees of Provfirst America Life Insurance Company, all of Provfirst America Corporation's remaining initially issued voting stock would be owned by a newly-created mutual holding company called Provident Mutual Holding Company. It is anticipated that Provfirst America Corporation could, subsequent to the conversion, offer additional shares of its stock publicly or privately; however Provident Mutual Holding Company must always hold at least 51% of the voting authority of Provfirst America Corporation. Provfirst America Corporation would always own 100% of the voting stock of Provfirst America Life Insurance Company. Except as described herein, no plans have been formulated to issue any shares of capital stock or debt securities of Provfirst America Corporation to the public at this time.

    Since Provident Mutual Life currently is a mutual life insurance company, owners ("Policyholders") of Provident Mutual Life's annuity contracts and life insurance policies ("policies") have certain membership interests in Provident Mutual Life consisting principally of the right to vote on the election of the Board of Directors, and on other matters, and certain rights upon liquidation or dissolution of Provident Mutual Life. Under the Plan, Policyholders will become policyholders of, and their contractual rights will be serviced by, Provfirst America Life Insurance Company. However, they would no longer have a membership interest in the insurance company; rather, Policyholders would have membership interests in Provident Mutual Holding Company. These interests in the mutual holding company would be substantially the same as the membership interests that Policyholders have in Provident Mutual Life prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors, and on other matters, and certain rights upon liquidation or dissolution of Provident Mutual Holding Company. After the conversion, persons who acquire policies that confer membership rights from Provfirst America Life Insurance Company would automatically be members in Provident Mutual Holding Company. THE CONVERSION WILL NOT, IN ANY WAY, INCREASE PREMIUM PAYMENTS OR REDUCE POLICY BENEFITS, VALUES, GUARANTEES OR OTHER POLICY OBLIGATIONS TO POLICYHOLDERS.

    Providentmutual Life and Annuity Company of America ("PLACA") is currently a wholly-owned subsidiary of Provident Mutual Life. Under the Plan, PLACA will become wholly-owned by Provfirst America Life Insurance Company, and its name will be changed to Provfirst America Life and Annuity Company. There are no other changes to PLACA provided for under the Plan. THE CURRENT AND FUTURE RIGHTS AND INTERESTS OF PLACA ANNUITY CONTRACT HOLDERS AND LIFE INSURANCE POLICYHOLDERS WILL NOT CHANGE.

    The Plan is subject to approval by the Insurance Commissioner of Pennsylvania and by Provident Mutual Life's policyholders, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion is expected to occur in 1998.

FORM 15732S 5.98